UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 27, 2003


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2003 providing for the issuance of Structured
Asset  Securities   Corporation  Mortgage  Pass-through   Certificates,   Series
2003-BC1)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-92140-21                74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               745 Seventh Avenue
                               New York, NY 10019
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2003-BC1 pursuant to the terms of the Trust Agreement, dated as of January 1, 2003 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

     On October 27, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 27, 2003 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC1
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                JPMORGAN CHASE BANK,



Date:  October 27, 2003       By:   /s/  Diane E. Wallace
                                  --------------------------------------------
                            Name:    Diane E. Wallace
                            Title:   Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 27, 2003

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 27, 2003

 STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC1
                         STATEMENT TO CERTIFICATEHOLDERS
                                October 27, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A       163,345,000.00   110,608,029.18   6,031,207.10      159,275.56    6,190,482.66      0.00       0.00      104,576,822.08
M1       16,168,000.00    16,168,000.00           0.00       30,467.70       30,467.70      0.00       0.00       16,168,000.00
M2       15,610,000.00    15,610,000.00           0.00       46,760.62       46,760.62      0.00       0.00       15,610,000.00
B1       12,822,000.00    12,822,000.00           0.00       58,354.35       58,354.35      0.00       0.00       12,822,000.00
B2        4,460,000.00     4,460,000.00           0.00       33,450.00       33,450.00      0.00       0.00        4,460,000.00
R                 0.00             0.00           0.00            0.00            0.00      0.00       0.00                0.00
P               100.00           100.00           0.00            0.00            0.00      0.00       0.00              100.00
D         5,876,287.00     4,697,749.60     123,994.95            0.00      123,994.95      0.00       0.00        4,573,754.65
X        10,592,807.07    10,592,807.07           0.00    1,030,827.72    1,030,827.72      0.00       0.00       10,592,807.07
TOTALS  228,874,194.07   174,958,685.85   6,155,202.05    1,359,135.95    7,514,338.00      0.00       0.00      168,803,483.80
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A       86359ALZ4       677.14364798     36.92312039    0.97508684    37.89820723      640.22052759        A       1.620000 %
M1      86359AMA8     1,000.00000000      0.00000000    1.88444458     1.88444458    1,000.00000000        M1      2.120000 %
M2      86359AMB6     1,000.00000000      0.00000000    2.99555541     2.99555541    1,000.00000000        M2      3.370000 %
B1      86359AMC4     1,000.00000000      0.00000000    4.55111137     4.55111137    1,000.00000000        B1      5.120000 %
B2      86359AMD2     1,000.00000000      0.00000000    7.50000000     7.50000000    1,000.00000000        B2      9.000000 %
P       N/A           1,000.00000000      0.00000000    0.00000000     0.00000000    1,000.00000000        P       0.000000 %
D       N/A             799.44182440     21.10090096    0.00000000    21.10090096      778.34092344        D       0.000000 %
X       N/A           1,000.00000000      0.00000000   97.31393324    97.31393324    1,000.00000000        X       0.000000 %
TOTALS                  764.43168511     26.89338602    5.93835384    32.83173986      737.53829909
-----------------------------------------------------------------------------------------------------    -------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

               -------------------------------------------------
                                  Pei Y Huang
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4495
                              Fax: (212) 623-5930
                           Email: pei.yan.huang@chase
               -------------------------------------------------

                                      -5-

Total Beginning Number of Loans                                                                                  1,759
Beginning Collateral Balance                                                                            170,260,936.25
Scheduled Interest                                                                                        1,560,436.94
Scheduled Principal                                                                                         103,060.28
Liquidation Proceeds                                                                                              0.00
Insurance Proceeds                                                                                                0.00
Repurchased Principal                                                                                             0.00
Unscheduled Principal (Payoffs and Curtailments)                                                          5,801,334.99
Current Losses                                                                                              126,811.83
Ending Collateral Balance                                                                               164,229,729.15
Total Ending Number of Loans                                                                                     1,713

Weighted Average Mortgage Rate for All Loans                                                                   11.00 %
Weighted Average Net Mortgage Rate for All Loans                                                               10.49 %

Weighted Average Term to Maturity                                                                               304.00

OverCollateralization Amount                                                                             10,592,907.07
Targeted OverCollateralization Amount                                                                    10,592,907.07
OverCollateralization Deficiency Amount                                                                           0.00
OverCollateralization Release Amount                                                                              0.00
Monthly Excess Interest                                                                                   1,157,639.55
Monthly Excess Cash Flow Amount                                                                           1,157,639.55
Extra Principal Distribution Amount                                                                         126,811.83

Servicing Compensation                                                                                       70,942.06
Credit Risk Manager Fee                                                                                       2,128.26
Trustee Fee                                                                                                   1,418.84

Current Advances Required                                                                                         0.00
Current Advances Actually Made                                                                                    0.00
Current Advances Shortfall                                                                                        0.00
Cummulative Advances                                                                                              0.00

Loans Delinquent
                                                Group 1
                                                                                          Principal
                                               Category              Number                Balance               Percentage
                                               1 Month                       248            22,751,593.93                 13.85 %
                                               2 Month                        67             6,077,359.82                  3.70 %
                                               3 Month                        85             9,372,160.72                  5.71 %
                                                Total                        400            38,201,114.47                 23.26 %
                                                Group Totals
                                                                                          Principal
                                               Category              Number                Balance               Percentage
                                               1 Month                       248            22,751,593.93                 13.85 %
                                               2 Month                        67             6,077,359.82                  3.70 %
                                               3 Month                        85             9,372,160.72                  5.71 %
                                                Total                        400            38,201,114.47                 23.26 %

                                               Please Note: Delinquency Numbers Do Not Include Bankruptcies and Foreclosures

Loans in Foreclosures
                                                                    Loans in Foreclosure
                                                Group 1
                                                                     Principal
                                                Number               Balance                Percentage
                                                        155           15,540,649.04                  9.46 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                        155           15,540,649.04                  9.46 %
Loans in Bankruptcy
                                                                    Loans in Bankruptcy

                                                Group 1
                                                                     Principal
                                                Number               Balance                Percentage
                                                         61            5,582,597.92                  3.40 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                         61            5,582,597.92                  3.40 %


Loans in REO
                                                Group 1
                                                                     Principal
                                                Number               Balance                Percentage
                                                         32            3,140,477.94                  1.91 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                         32            3,140,477.94                  1.91 %

Prepayment Penalties                                                                                                 0.00

Deferred Interest                                                                                              123,994.95

Realized Losses
Current Realized Losses                                                                                        126,811.83
Cummulative Realized Losses                                                                                    140,713.74

Class M1 Unpaid Realized Loss Amount                                                                                 0.00
Class M2 Unpaid Realized Loss Amount                                                                                 0.00
Class B1 Unpaid Realized Loss Amount                                                                                 0.00
Class B2 Unpaid Realized Loss Amount                                                                                 0.00

Substitution Loan Amount                                                                                             0.00

Outstanding Interest Shortfall
Class A Outstanding Interest Shortfall                                                                               0.00
Class M1 Outstanding Interest Shortfall                                                                              0.00
Class M2 Outstanding Interest Shortfall                                                                              0.00
Class B1  Outstanding Interest Shortfall                                                                             0.00
Class B2  Outstanding Interest Shortfall                                                                             0.00
Class X Outstanding Interest Shortfall                                                                               0.00

Net Rate Carryover Amount - Class A                                                                                  0.00
Unpaid Net Rate Carryover Amount - Class A                                                                           0.00
Net Rate Carryover Amount - Class M1                                                                                 0.00
Unpaid Net Rate Carryover Amount - Class M1                                                                          0.00
Net Rate Carryover Amount - Class M2                                                                                 0.00
Unpaid Net Rate Carryover Amount - Class M2                                                                          0.00
Net Rate Carryover Amount - Class B1                                                                                 0.00
Unpaid Net Rate Carryover Amount - Class B1                                                                          0.00
Net Rate Carryover Amount - Class B2                                                                                 0.00
Unpaid Net Rate Carryover Amount - Class B2                                                                          0.00

Current Period Relief Act Interest Shortfalls                                                                        0.00
Class A Interest Accrual Relief Act Reduction                                                                        0.00
Class M1  Interest Accrual Relief Act Reduction                                                                      0.00
Class M2 Interest Accrual Relief Act Reduction                                                                       0.00
Class B1  Interest Accrual Relief Act Reduction                                                                      0.00
Class B2  Interest Accrual Relief Act Reduction                                                                      0.00
Total Class Interest Accrual Relief Act Reduction                                                                    0.00

Net Prepayment Interest Shortfalls                                                                                   0.00
Class A Interest Accrual Net Prepayment Interest Shortfall Reduction                                                 0.00
Class M1  Interest Accrual Net Prepayment Interest Shortfall Reduction                                               0.00
Class M2 Interest Accrual Net Prepayment Interest Shortfall Reduction                                                0.00
Class B1  Interest Accrual Net Prepayment Interest Shortfall Reduction                                               0.00
Class B2  Interest Accrual Net Prepayment Interest Shortfall Reduction                                               0.00
Total Class Interest Accrual Relief Act Reduction                                                                    0.00

Net Prepayment Interest Excess                                                                                       0.00

Basis Risk Interest Shortfalls Paid                                                                                  0.00
Class A Basis Risk Interest Shortfalls Paid                                                                          0.00
Class M1 Basis Risk Interest Shortfalls Paid                                                                         0.00
Class M2 Basis Risk Interest Shortfalls Paid                                                                         0.00
Class B1 Basis Risk Interest Shortfalls Paid                                                                         0.00
Class B2 Basis Risk Interest Shortfalls Paid                                                                         0.00

Total Basis Risk Interest Shortfalls Paid                                                                            0.00
Class A Basis Risk Interest Shortfalls Paid                                                                          0.00
Class M1 Basis Risk Interest Shortfalls Paid                                                                         0.00
Class M2 Basis Risk Interest Shortfalls Paid                                                                         0.00
Class B1 Basis Risk Interest Shortfalls Paid                                                                         0.00
Class B2 Basis Risk Interest Shortfalls Paid                                                                         0.00

Sec. 5.06 Basis Reserve Fund
Beginning Balance                                                                                                1,000.00
Proceeds from Permitted Investments                                                                                  0.00
Deposits to the Basis Reserve Fund                                                                                   0.00
Ending Balance                                                                                                   1,000.00

Applicable Libor Rate                                                                                              1.120000

(xiv) Has the Trigger Event Occured                                                                                     YES

Rolling 3 Month Prior Delinquency Percentage                                                                      21.7623 %

Cummulative Realized Losses as a Percentage of Original Collateral Balance                                         0.0000 %

Available Funds                                                                                                7,393,890.15
Interest Remittance Amount                                                                                     1,489,494.88
Principal Remittance Amount                                                                                    5,904,395.27

Class X Distributable Amount                                                                                   1,030,827.72

